Forward-Looking Statement
2
EXHIBIT 99
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,”
“project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-
looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets, adverse changes in energy industry law, policies and regulation, including market structures and transmission planning, any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators, changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations, changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units, actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site, any inability to manage our energy obligations, available supply and risks, adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry, any deterioration in our credit quality or the credit quality of our counterparties, availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs, changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, delays in receipt of necessary permits and approvals for our construction and development activities, delays or unforeseen cost escalations in our construction and development activities, any inability to achieve, or continue to sustain, our expected levels of operating performance, any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events, acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses, increases in competition in energy supply markets as well as for transmission projects, any inability to realize anticipated tax benefits or retain tax credits, challenges associated with recruitment and/or retention of a qualified workforce, adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Income from Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Income from
Continuing Operations/Net Income. Operating Earnings exclude gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG
is
presenting
Adjusted
EBITDA
because
it
provides
investors
with
additional
information
to
compare
our
business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities.
This
information
is
not
intended
to
be
viewed
as
an
alternative
to
GAAP
information.
The
last
three
slides
in
this presentation (Slides A, B and C) include a list of items excluded from Income from Continuing
Operations/Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

Delivering on commitments and realizing growth
Operational
Excellence
•
PSE&G:
Mid-Atlantic
Reliability
Award
(13
th
consecutive
year),
top
ranked
among
eastern electric and gas utilities in
business
customer satisfaction
•
PSEG
Power:
Record
output
from
combined
cycle
units
•
PSEG Long Island:
Demonstrated management and integration capability
through a successful transition in first year
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Earnings
performance exceeded guidance in 2014
•
Cash
flows
and
business
mix
support
strong
credit
ratings
and
ability
to
fully
fund robust investment pipeline without issuing new equity
•
Increased rate of
dividend growth in 2015
Disciplined
Investment
•
PSE&G
Transmission capital program execution and growth
Energy
Strong
infrastructure
program
underway
Energy efficiency program extension
Further growth planned –
Gas System Modernization Program
•
Power:  Unit uprates, PennEast Pipeline, Solar Source and Keys CCGT

**
**
Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse
fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s
investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.

Energy Strong and Infrastructure Programs $0.9
Solar and EE $1.0
Distribution $2.4
Transmission $5.5
Maintenance $0.9
Environmental $0.7
Growth $1.1
Other $0.1

Solar and EE $0.3
Energy Strong** $0.8
Distribution $3.0
Transmission $6.7
Maintenance $1.1
Environmental $0.3
Growth**** $0.6
Other $0.2

PSEG

Robust pipeline of investment opportunities
supports growth objectives
2015E -
2019E*: $13 Billion
2010 –
2014: $12.6 Billion
Power Total***
$2.7B
PSE&G Total
$9.8B
PSE&G Total
$10.8B
PSEG Capital Spending
Power Total***
$2.0B
2015E–2019E:
•
$2.2B of capital for Gas System Modernization Program, Artificial Island and Keys CCGT would be incremental
*INCLUDES
ALL
PLANNED
SPENDING.
**ENERGY
STRONG
EXCLUDES
RISK
AND
CONTINGENCY.
***POWER
CAPITAL
SPENDING
EXCLUDES
NUCLEAR FUEL.  ****INCLUDES PENNEAST PIPELINE EQUITY INVESTMENT OF $0.1B.  E=ESTIMATE.  DATA AS OF MARCH 2, 2015.
DOES NOT REFLECT $825 -
$875 MILLION KEYS INVESTMENT ANNOUNCED ON JUNE 17, 2015

Balance sheet strength supports capital
allocation
Timeframe
Actions taken
2010 –
2014:
Transformed
business mix
•
Applied $16 billion towards investments and dividends
•
Improved credit ratings
•
Monetized Energy Holdings’ portfolio
•
Strong balance sheet sustained during period of low power
prices, while increasing the dividend
2015
–
Forward:
Strong
financial
position
supports
continued
growth
•
Increased rate of dividend growth in 2015
•
$13 billion investment program through 2019
•
Gas System
Modernization Program, Artificial Island
and Keys CCGT increase capital program by up to
$2.2
billion through 2019
•
Financial
capability supports further expansion of the
current capital plan

Power –
Growing value by improving market rules
and developing investment opportunities
Value  Source
Opportunities and Actions Taken
Improving
rules
will
better
recognize
value
of
our
fleet
•
PJM’s
Capacity
market
–
2014
limits
on
demand
response
and
August
2015 Capacity Performance auction
•
Demand response treatment at U.S. Courts / FERC
•
Energy price formation at FERC
•
Increasing air standards through
Federal and State regulations
Our
footprint
provides
growth
opportunities
•
Nuclear and Combined Cycle plant uprates underway
•
New
build Keys CCGT in SWMAAC (Maryland)
•
Brownfield
expansions
at
existing
sites
New peakers built at New Haven and Kearny
sites
Continue to explore further opportunities
•
PennEast pipeline -
equity investment and gas portfolio enhancement
•
Solar Source owns ~123 MW*,
with significant project pipeline
•
Continue to
seek opportunities
to expand the fleet
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT), AC EQUIVALENT IS 96 MW.

   SWMAAC = SOUTHWEST MID-ATLANTIC AREA COUNCIL - LOCATIONAL DELIVERABILITY AREA WITHIN PJM.

PSEG Annual Dividend
An increased dividend growth rate with potential for consistent and sustainable growth given our business mix and financial position
Payout Ratio
50%
58%
56%
54%
55%*
PSEG Annual Dividend Rate
2011-2014 CAGR:  2.6%
*2015E PAYOUT RATIO REFLECTS THE MIDPOINT OF OPERATING EARNINGS GUIDANCE.  E=ESTIMATE

Focus areas over business plan horizon
PSE&G
•
Capital
program
execution
–
Transmission,
Energy
Strong
and
additional
programs
•
Operational excellence and cost control
•
Regulatory framework
•
Continue to develop incremental growth opportunities
PSEG Power
•
Operational excellence and cost control
•
Strong
performance
at
Nuclear
and
Fossil
to
maximize
fleet
value
in
dynamic
markets
•
Monitor
and
shape
market
rules
-
Capacity
markets
and
environmental
regulations
•
Develop
growth
opportunities
-
Keys
CCGT
in
SWMAAC*
PSEG Long Island
•
Continue
execution
–
Integration
and
achievement
of
performance
metrics
*SWMAAC = SOUTHWEST MID-ATLANTIC AREA COUNCIL  -
LOCATIONAL DELIVERABILITY AREA WITHIN PJM.

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  DATA AS OF MARCH 2, 2015.

Financial
Strength
Disciplined
Investment
Operational
Excellence
•
Maximize value of existing generating
plants through implementation of the
Operational Excellence Model (OEM)
•
Workforce engagement and development
•
Deliver on Business Plan Commitments
•
Maintain competitive markets and improve
constituent
communication on issues
important to Power
•
Successfully complete the Advanced Gas
Path (AGP) uprates
•
Seek new opportunities in target markets
(PJM, ISO-NE, NYISO)
•
Develop our renewables business (solar)
•
Maintain new nuclear option by successfully
managing the Early Site Permit (ESP) process
PSEG Power Delivering on priorities
•
OEM implemented and
achieving measures
•
Resource sharing program
between Nuclear & Fossil
initiated
•
Exceeded earnings guidance
in 2014
•
Ongoing effort in key markets
showing success
•
Successful court outcome
against subsidized generation
•
Accelerated schedule for
AGP to maximize opportunity
•
LIPA contract for fuel and generation
dispatch began January 1, 2015
•
Solar Source’s portfolio is 123 MW
DC
•
Nuclear ESP is expected in 2016
•
New build Keys CCGT targeted
in-service 2018 in Maryland

Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts and can take advantage of volatile market conditions
Energy Revenue
X
X
X
Capacity Revenue
X
X
X
Ancillary Revenue
X
X
Dual Fuel
X
X
•
Base Load ensures cash flow certainty
•
Load Following provides ability to serve load shape
•
Readiness for Capacity Performance (CP)
•
Keys CCGT to be added to dispatch in 2018E
•
Peaking takes advantage of real-time prices
and reduces operational risk
•
Dual fuel capability at 87% of load following
and peaking units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Essex 9
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units
Peaking Units
Load Following Units
Kearny 12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine /
Pumped Storage
Linden 5-8
POST -
HEDD
E=ESTIMATE

PSEG Power’s fleet is among the lowest
emitting in the industry
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006
2007
2008
2009
2010
2011
2012
2013
2014
•
Mercury reduced 80% across the timeframe above
•
More efficient testing and improved operational flexibility through utilization of Continuous
Emission Monitoring System testing

PSEG Power CCGT/Fossil initiatives
Actions Taken to Create Value
Capacity
•
New
Keys
CCGT
755MW
online
in
2018E
adds
geographic
diversity
to
fleet
•
Advanced
Gas
Path
(AGP)
investments
2014
through
2018
to
provide
additional
efficient
capacity,
heat
rate
improvements
•
New
lower
cost
gas
line
at
BEC
with
Dominion
Performance
•
EPRI efficiency initiatives
•
GE initiatives for large data analytic
•
Consolidation of unit testing
•
Auto
tuning software
Maintenance
•
Ongoing outage efficiency improvement
•
Improvements to reliability
•
Central fleet monitoring and diagnostic center
E = ESTIMATE

$0
$200
$400
$600
$800
$1,000
2010
2011
2012
2013
2014
2015E
2016E
2017E
Keys CCGT
Penn East (equity investment)
Growth
Environmental/Regulatory*
Maintenance
PSEG Power’s capital expenditures
dedicated toward growing portfolio
*BASED
ON
CURRENTLY
KNOWN
AND
QUANTIFIABLE
ENVIRONMENTAL
REQUIREMENTS.
E=ESTIMATE.
INCREMENTAL
INVESTMENT IN
KEYS 2015E-2017E

PSEG Power’s Growth Investments
Site
Project
Cost
($
millions)
Benefits
Status
Maryland
Keys 755 MW
CCGT
$825 -
$875
Geographic diversity
within PJM; highly
efficient gas fired unit in SWMAAC
2018
BEC
Dominion Gas Line
$8
Access
to
a
2
nd
,
lower
cost
gas
supply:
$8-9 million/year increase in margin
Completed
Linden
AGP Upgrade
$69
Increased capacity and
improved heat rate:
63 MW capacity increase
~1.2% heat rate improvement
Completed
CA / TX / VT
Solar Source
Projects
$44
Increased capacity: 21 MW
Completed
Peach Bottom
Peach Bottom
EPU
(2014 –
2015)
$417
Increased capacity: 130 MW
PB2
March 2015,
PB3 in 2016
Bergen /
BEC
Future AGP
Upgrades:
Bergen (2015)
BEC (2017-2018)
$98
Increased capacity and
improved heat rate:
88 MW capacity increase
~1.2% heat rate improvement
Underway
Various
Interim ISA’s*
No cost
Increased capacity: 69 MW
Completed
Eastern PA to
Mercer, NJ
PennEast Pipeline
$119
Estimated Earnings in
2019:
$13 million
Underway
Total
Increased
Capacity
–
1,126
MW
* INTERCONNECTION SERVICE AGREEMENTS.

Shasta A & B
California (4 MW)
COD March 2014
Polycrystalline -
single axis
Investment $13 million
20 year PPAs with PG&E
Hackettstown  (Mars)
New Jersey (2 MW)
COD September 2009
Thin film panels –
fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels –
fixed tilt
Investment $44 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels –
fixed tilt
Investment $59 million
30 year PPA with JEA
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline -
single axis
Investment $75 million
20 year PPA with SRP
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline -
fixed tilt
Investment $47 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline -
single axis
Investment $48 million
30 year PPA with APS
PSEG Solar Source owns ~123 MW
of solar facilities
*
with long term contracted revenues
Newman
Texas (13 MW)
COD December 2014
Polycrystalline -
single axis
Investment $22 million
30 year PPA with El Paso Elec.
Whitcomb
Vermont (4 MW)
COD October 2014
Polycrystalline –
fixed tilt
Investment $10 million
25 year PPA with VT Electric
Power Producers, Inc.
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT), AC EQUIVALENT IS 96 MEGAWATTS.  E=ESTIMATE.
Rockfish
Maryland (13 MW)
COD -
June 2015E
Polycrystalline -
single axis
20 year PPA with SMECO

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2013
2014
2015 Guidance
$710
$642
$620 –
$680E
2015 Observations
•
75-80% hedged at
$52/MWh
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and
volume
*  SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.

PJM Capacity Performance Proposal: aims to
increase electric supply reliability
•
Capacity performance (CP) product places emphasis on reliability, with robust performance standards, imposition of higher penalty structure and enhanced opportunities for cost recovery to encourage reliability
•
Elimination of 2.5% holdback offsetting weak demand growth, making all capacity resources annual products in end state, net CONE bidding safe harbor, and the change in the demand curve (VRR) support price formation and improve resource adequacy
•
Generator performance/flexibility is key objective for units with secure fuel supply capable of meeting more stringent operating standards
June 2015
FERC Accepted PJM’s
Modified CP Proposal
July/August 2015
Transition Auctions for
2016/2017 & 2017/2018
Capacity Years
August 2015
RPM Auction for
2018/2019
Capacity Year

Capacity Performance: >90% of PSEG’s PJM capacity meets the new capacity performance standards with minimal to moderate investment
CP
Compliant
Assets**
How
does
our
fleet
stack
up?
*
Combined
Cycle
Steam
Nuclear
Combustion
Turbine
* EXCLUDES 205MW OF PUMPED STORAGE.
** KEYS 755 MW CCGT UNIT EXPECTED TO BE CP COMPLIANT IN 2018
Meets CP
Requirement
with No to
Minimal
Investment
Moderate
Investment to
Meet CP
Requirement
Larger
Investment to
Meet CP
Requirement

Strong financial position to support our
business initiatives
2014 Financial Position
Strong 2014 earnings growth
Exceeded earnings guidance
Executed major PSE&G capital program
Strong balance sheet with no long term Parent debt
Solid credit metrics
2015 and Beyond
Third year of anticipated positive earnings growth in 2015
Controlled O&M growth
Balance Sheet and Cash Flow support investment program without equity issuance
Substantial additional investment capacity
Growth in PSE&G investments with contemporaneous/formula rate returns and new Power investment
Consistent and strong cash flow from both Power and PSE&G
Potential for accelerated and sustainable dividend growth

~$1.6B
~$0.6B
~$2.2B
~$1.9B
~$6.7B
~$14.3B
~$1.3B
~$13.0B
PSEG
2015–
2019E
Capital
Expenditures
(1)
PSEG growth spend represents ~70% of total investment
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth*
PSE&G
Transmission
Growth
PSE&G
Energy Strong,
Solar and
New Business
Planned Growth Investment
~$9.2B
PSEG
Planned
Spend
Maintenance ~$3.8B
PSE&G
Potential
Upside
PSEG
Potential
Spend
Potential Upside ~$1.3B
(1)
INCLUDES AFUDC AND IDC; PENNEAST PIPELINE EQUITY INVESTMENT OF~$0.1B IS INCLUDED IN POWER GROWTH.
E = ESTIMATE.  *DOES NOT REFLECT $825 -
$875 MILLION KEYS INVESTMENT ANNOUNCED ON JUNE 17, 2015.

Substantial internal cash generation
supports our planned growth capital program and potential
investment opportunities without the need for equity
Sources
Uses
Sources
Uses
PSE&G
Cash from
Ops
(1)
PSE&G Cash
Investment
PSE&G
Net Debt
PSEG 2015 -
2019E Sources and Uses
PSE&G
Cash from
Ops
(1)
PSE&G Net
Debt
Planned Programs
Including Potential Upside Projects
Shareholder
Dividend
Power
Cash from
Ops
Shareholder
Dividend
Power
Cash from
Ops
Power Cash
Investment
(3)
PSE&G Cash
Investment
Power Net
Debt
Other Cash
Flow
(2)
Other Cash
Flow
(2)
Power Net
Debt
Power Cash
Investment
(3)
(1)
PSE&G
CASH
FROM
OPERATIONS
ADJUSTS
FOR
SECURITIZATION
PRINCIPAL
REPAYMENTS
OF
~$260M
FROM
2015-2019
(2)
OTHER
CASH
FLOW
INCLUDES
PSEG
LI,
HOLDINGS
NET
CASH
FLOW,
INVESTED
CASH,
AND
PARENT
SHORT-TERM
DEBT
(3)
POWER
CASH
INVESTMENT
INCLUDES
NUCLEAR
FUEL
AND
EMISSION
PURCHASES.
DOES
NOT
REFLECT
$825
-
$875
MILLION
KEYS
INVESTMENT
ANNOUNCED
ON
JUNE
17,
2015.
E
=
ESTIMATE.

0%
10%
20%
30%
40%
50%
60%
70%
Power’s key credit metric
remains strong
providing opportunity for incremental investment*
2015-2017E
Average
Increased contribution to earnings from the more
stable regulated business
Power’s annual Cash From Operations and Funds
From Operations each average ~$1.4B over the
2015 to 2017 period supported by:
-
Capacity Revenues
-
Hedged Generation
-
O&M Control
Financial strength can be used to pursue future
growth in both businesses beyond current plans
2013
2014
PSEG
Power
Funds
from
Operations
/
Debt
*DOES
NOT
REFLECT
$825
-
$875
MILLION
KEYS
INVESTMENT
ANNOUNCED
ON
JUNE
17,
2015.
E=
ESTIMATE

Total
Incremental
Investment
Capacity
through
2017
Substantial Investment Capacity to pursue
additional growth without the need for equity
$0.0
$4.0
Power
Parent
Total
($ Billions)
Power
PSEG
Estimate
~ 55%
~30%
Minimum
Threshold
30%
Low -
20’s
Average
Funds
from
Operations
/Debt
2015
-
2017
Our incremental investment capacity can support over $6B in
regulated investments
DOES
NOT
REFLECT
THE
IMPACT
OF
$825
-
$875
MILLION
KEYS
CCGT
INVESTMENT
ANNOUNCED
JUNE
17,
2015.

PSEG
2015
Guidance
for
Operating
Income
–
by
Subsidiary
and
PSEG
Power
Adjusted
EBITDA
Anticipates Another Year of Growth in Operating Earnings
$ millions (except EPS)
2015E
2014
PSE&G
$735 -
$775
$725
PSEG Power
$620 -
$680
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,395 -
$1,500
$1,400
Earnings per Share
$2.75 -
$2.95E
$2.76
PSEG Power Adjusted EBITDA**
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,645
$1,584
*
SEE
SLIDE
A
FOR
ITEMS
EXCLUDED
FROM
NET
INCOME
TO
RECONCILE
TO
OPERATING
EARNINGS;
INCLUDES
THE
FINANCIAL
IMPACT
FROM
MARK-TO-MARKET
POSITIONS
WITH
FORWARD
DELIVERY
MONTHS.
**
SEE
SLIDE
B
FOR
A
RECONCILIATION
OF
ADJUSTED
EBITDA
TO
OPERATING
EARNINGS
AND
NET
INCOME.
E
=
ESTIMATE.

PSEG Summary
•
Our 2014 earnings of $2.76 exceeded our revised operating earnings guidance of $2.60 -
$2.75 per share
•
Continued third year of anticipated positive earnings trend in 2015 with operating earnings guidance of $2.75 to $2.95 per share
•
Continued
5
th
straight
year
of
expected
double
digit,
5
year
growth
in
rate
base
•
Anticipated high single digit earnings growth at PSE&G on three-year basis from
2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Strong Balance Sheet and Cash Flow support PSE&G’s capital program and
Power’s new investment opportunity without the need for equity
•
Our $0.08 per share dividend increase is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2014
2013
2012
2011
2010
2009
Earnings Impact ($ Millions)
Operating Earnings
1,400
$
1,309
$
1,236
$
1,389
$
1,584
$
1,567
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
68

40

52

50

46

9

Gain (Loss) on Mark-to-Market (MTM)     (PSEG Power)
66

(74)

(10)

107

(1)

(11)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

36

(173)

-

29

Storm O&M (PSEG Power)
(16)

(32)

(39)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(72)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

34

-

-

Income from Continuing Operations
1,518
$
1,243
$
1,275
$
1,407
$
1,557
$
1,594
$
Discontinued Operations
-

-

-

96

7

(2)

Net Income
1,518
$
1,243
$
1,275
$
1,503
$
1,564
$
1,592
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

507

507

507

507

Per Share Impact (Diluted)
Operating Earnings
2.76
$
2.58
$
2.44
$
2.74
$
3.12
$
3.09
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.13

0.08

0.10

0.10

0.09

0.02

Gain (Loss) on MTM     (PSEG Power)
0.13

(0.14)

(0.02)

0.21

-

(0.02)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

0.07

(0.34)

-

0.05

Storm O&M (PSEG Power)
(0.03)

(0.07)

(0.08)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(0.14)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

0.06

-

-

Income from Continuing Operations
2.99
$
2.45
$
2.51
$
2.77
$
3.07
$
3.14
$
Discontinued Operations
-

-

-

0.19

0.01

-

Net Income
2.99
$
2.45
$
2.51
$
2.96
$
3.08
$
3.14
$
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
A
(a)
(a)

Items Excluded from Net Income to Reconcile to Operating
Earnings and Adjusted EBITDA
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AND ADJUSTED EBITDA AS NON-GAAP FINANCIAL
MEASURES AND HOW THEY DIFFER FROM NET INCOME.
B
2015
2014
Adjusted EBITDA
626
$
651
$
1,584
$
Fossil Major Maintenance, pre-tax
(49)
(58)
(144)
Depreciation and Amortization, pre-tax
(b)
(77)
(73)
(291)
Interest Expense, pre-tax
(b)
(31)
(31)
(120)
Income Taxes
(b)
(191)
(196)
(387)
Operating Earnings
278
$
293
$
642
$
Gain (Loss) on NDT Fund Related Activity, pre-tax
7
19
138
Gain (Loss) on MTM, pre-tax
(a)
(34)
(223)
111
Storm O&M, net of insurance recoveries, pre-tax
127
(10)
(27)
Income Taxes related to Operating Earnings reconciling items
(43)
85
(104)
Net Income
335
$
164
$
760
$
(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items
($ Millions, Unaudited)
PSEG Power Adjusted EBITDA Reconcilation
Year Ended
December 31,
2014
Reconciling Items
Three Months Ended
March 31,